Summary prospectus

Alternative / specialty mutual fund

Delaware Ivy Multi-Asset Income Fund

Nasdaq ticker symbols
Class A	IMAAX
Class C	IMACX
Class I	IMAIX
Class R6	IMURX
Class Y	IMAYX

January 29, 2024

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/literature. You can also get this information at no cost by calling 800 523-1918. The Fund’s statutory prospectus and statement of additional information, both dated January 29, 2024 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Ivy Multi-Asset Income Fund, a series of Ivy Funds

(to be renamed Macquarie Multi-Asset Income Fund on or about December 31, 2024)

What is the Fund’s investment objective?

Delaware Ivy Multi-Asset Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		I	R6	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%		none		none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	[1]	1.00%	[1]	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		I		R6		Y
Management fees	0.70%		0.70%		0.70%		0.70%		0.70%
Distribution and service (12b-1) fees	0.25%		1.00%		none		none		0.25%
Other expenses	0.36%		0.41%		0.28%		0.26%	[2]	0.32%
Total annual fund operating expenses	1.31%		2.11%		0.98%		0.96%		1.27%
Fee waivers and expense reimbursements	(0.31%)	[3]	(0.36%)	[3]	(0.23%)	[3]	(0.33%)	[3]	(0.27%)	[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.00%		1.75%		0.75%		0.63%		1.00%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on certian Class A shares that are purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	“Other expenses” account for Class R6 shares not being subject to certain expenses as described further in the section of this Prospectus entitled “Choosing a share class.”

[3]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.75% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.63% of the Fund’s Class R6 shares’ average daily net assets, from January 29, 2024 through January 28, 2025. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	I	R6	Y
1 year	$671	$178	$278	$77	$64	$102
3 years	$938	$626	$626	$289	$273	$376
5 years	$1,224	$1,101	$1,101	$519	$499	$671
10 years	$2,038	$2,413	$2,413	$1,180	$1,148	$1,510

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Multi-Asset Income Fund seeks to achieve its objective by primarily investing its assets among a diversified portfolio of global equity and equity-income generating securities, including but not limited to infrastructure securities, natural resource securities, master limited partnerships (MLPs), and global real estate securities which are primarily equity and equity-related securities issued by “Global Real Estate Companies.” The Fund may also invest in high-yield, high-risk, fixed-income securities of US and foreign issuers, as well as investment grade debt and inflation-linked bonds.

Summary prospectus
Delaware Ivy Multi-Asset Income Fund, a series of Ivy Funds

The portfolio targets approximately 30% high yield, high income securities; 40% in global equity and income generating equity securities and approximately 10% in global real estate securities. Together, these allocations determine the 80% policy. The Fund has flexibility in the relative weightings given to each of these categories.

Under normal market conditions, the Fund will invest at least 30% of its net assets in foreign securities, including emerging markets issuers. The Fund may purchase both equity and fixed income securities. The Fund may invest in securities of companies or issuers of any size market capitalization.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), the Fund's sub-advisor that is primarily responsible for the day-to-day management of the portfolio, uses an active allocation approach when selecting investments for the Fund. In addition, the Fund may, in the future, invest in additional investment categories other than those listed herein, to the extent consistent with the Fund's investment objective.

The high yield portion of the portfolio is a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of US and foreign issuers, the risks of which are, in the Manager’s judgment, consistent with the Fund’s objectives. The Fund invests the assets allocated to this portion of the portfolio primarily in lower-quality debt securities, which include debt securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Manager to be of comparable quality. The Fund may invest an unlimited amount of the assets allocated to this portion of the portfolio in junk bonds. The Fund may invest assets allocated to the high income strategy in fixed-income securities of any maturity. The Manager may invest up to 100% of this portion of the portfolio's assets in foreign securities that are denominated in US dollars or foreign currencies.

The Fund may also invest in other fixed-income securities, including investment grade debt, which include debt securities rated BBB- or higher by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. The Fund may invest in inflation-linked securities including US and Global TIPS securities (generally sovereign debt with inflation-linked coupon step-ups). The Fund may invest in fixed-income securities of any maturity. The Fund may invest in foreign securities that are denominated in US dollars or foreign currencies.

The Fund may use a wide range of derivatives instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the Fund's portfolio characteristics. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

Within the global equity portion, under normal circumstances, the Fund invests primarily in equity securities, including dividend-paying common stocks, from across the globe. Although this portion of the portfolio invests primarily in large capitalization companies (typically companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in companies of any size. This portion of the portfolio might also invest in infrastructure securities that derive at least 50% of their revenues or profits directly or indirectly from infrastructure assets, or commit at least 50% of its assets to activities related to infrastructure. Infrastructure securities can include MLPs. The equity portion of the portfolio can also invest in natural resources companies that (i) derives at least 50% of its revenues, profits or value, either directly or indirectly, from natural resources assets including, but not limited to: (a) timber and agriculture assets and securities; (b) commodities and commodity-linked assets and securities, including, but not limited to, precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, metals such as uranium and titanium, hydrocarbons such as coal, oil and natural gas, timberland, undeveloped real property and agricultural commodities; and (c) energy, including the exploration, production, processing and manufacturing of hydrocarbon-related and chemical-related products; or (ii) provides supporting services to such natural resources companies.

“Global Real Estate Companies” are companies that meet one of the following criteria: companies qualifying for US Federal income tax purposes as real estate investment trusts (REITs); entities similar to REITs formed under the laws of a country other than the US; companies located in any country that, at the time of initial purchase by this portion of the portfolio, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or that have at least 50% of their assets invested in such real estate; or companies located in any country that are primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. The equity and equity-related securities in which this portion of the portfolio invests include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks. This portion of the portfolio does not directly invest in real estate.

In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL) and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL to execute Fund equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

Summary prospectus
Delaware Ivy Multi-Asset Income Fund, a series of Ivy Funds

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Asset allocation risk — The risk associated with the allocation of a fund’s assets amongst varying underlying styles. Portfolio managers may make investment decisions independently of one another, and may make conflicting investment decisions which could be detrimental to a fund’s performance. There is a risk that the allocation of assets may skew toward a category or underlying fund that performs poorly relative to other categories or funds, or to the market as a whole, which could result in a fund performing poorly.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Senior loan risk — The risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans and that if a borrower prepays a senior loan, a fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Senior loans are also subject to the risks typically associated with debt securities, such as credit risk, interest rate risk, and prepayment risk.

REIT-related risk — The risk that the value of a fund’s investments in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”)) or changes in laws and/or rules related to that status; or (3) the REIT’s failure to maintain its exemption from registration under the Investment Company Act of 1940 (1940 Act). In addition, a fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Duration risk — The risk that longer-duration debt securities are more likely to decline in price than shorter duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

Mortgage-backed and asset-backed securities risk — Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause the fund to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in interest rates or general economic conditions. Certain mortgage-backed or asset-backed securities, such as collateralized mortgage obligations, real estate mortgage investment conduits, and stripped mortgage-backed securities, may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities.

MLP risk — MLPs are subject to significant federal, state and local government regulation. Investment in MLPs may also have tax consequences for shareholders. If a fund retains its investment until its basis is reduced to zero, subsequent distributions will be taxable at ordinary income rates and shareholders may receive corrected 1099s.

Summary prospectus
Delaware Ivy Multi-Asset Income Fund, a series of Ivy Funds

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the Manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Natural resources risk — The market value of natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource.

Commodity-related investments risk — The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject a fund to greater volatility than investments in traditional securities.

Distressed securities risk — The risk that a fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment. Distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in lower-grade debt securities. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above average price volatility and it may be difficult to value such securities.

Equity-linked securities risk — The risk that, although common stocks and other equity securities have a history of long-term growth in value, the prices of equity-linked securities may fluctuate in the short term, particularly those linked to smaller companies.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Multi-Asset Income Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-year, 5-year and lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800-523-1918 or by visiting our website at delawarefunds.com/performance.

Summary prospectus
Delaware Ivy Multi-Asset Income Fund, a series of Ivy Funds

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 12.24% for the quarter ended June 30, 2020, and its lowest quarterly return was -19.88% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2023

	1 year	5 years	Lifetime
Class A return before taxes (lifetime: 10/1/15‑12/31/23)	2.95%	3.95%	3.90%
Class A return after taxes on distributions (lifetime: 10/1/15‑12/31/23)	1.50%	2.06%	2.16%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 10/1/15‑12/31/23)	1.93%	2.41%	2.43%
Class C return before taxes (lifetime: 10/1/15‑12/31/23)	7.41%	4.38%	3.90%
Class I return before taxes (lifetime: 10/1/15‑12/31/23)	9.50%	5.59%	5.04%
Class R6 return before taxes (lifetime: 10/1/15‑12/31/23)	9.51%	5.60%	5.09%
Class Y return before taxes (lifetime: 10/1/15‑12/31/23)	9.20%	5.20%	4.70%
50% MSCI ACWI (All Country World Index) (net) (reflects no deduction for fees or expenses) + 50% ICE BofA US High Yield Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/1/15‑12/31/23)	17.87%	8.57%	7.91%
MSCI ACWI (All Country World Index) (net) (reflects no deduction for fees or expenses) (lifetime: 10/1/15-12/31/23)	22.20%	11.72%	10.11%
ICE BofA US High Yield Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/1/15-12/31/23)	13.46%	5.21%	5.51%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Aaron D. Young	Senior Vice President, Portfolio Manager - Global Multi-Asset	November 2021

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) serves as sub-advisor for the Fund. MIMAK works together with the Manager to make the day-to-day investment decisions for the Fund and to determine the Fund's asset allocation.

Portfolio managers	Title with MIMAK	Start date on the Fund
Stefan Löwenthal, CFA	Managing Director, Head of Global Multi-Asset	November 2021
Jürgen Wurzer, CFA	Managing Director, Deputy Head of Global Multi-Asset	November 2021

Macquarie Investment Management Europe Limited

Macquarie Investment Management Global Limited

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 534437, Pittsburgh, PA 15253-4437); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent

Summary prospectus
Delaware Ivy Multi-Asset Income Fund, a series of Ivy Funds

investments in these accounts can be made for as little as $25. For Class I, Class R6 and Class Y shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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